Exhibit 31.2

CERTIFICATION PURSUANT TO RULE 13a-14(a) UNDER THE EXCHANGE ACT

I, Douglas W. Sabra, certify that:

1.	I have reviewed this annual report on Form 10‑KSB of Forward Industries, Inc. for the fiscal year ended September 30, 2003;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Forward Industries as of, and for, the periods presented in this report;

4.

Forward Industries' other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a‑15 and 15d‑15) for Forward Industries and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Forward Industries, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Evaluated the effectiveness of Forward Industries' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)

Disclosed in this report any change in Forward Industries' internal control over financial reporting that occurred during Forward Industries' most recent fiscal quarter (Forward Industries' fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Forward Industries' internal control over financial reporting; and

5.

Forward Industries' other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Forward Industries' auditors and the audit committee of Forward Industries' board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Forward Industries' ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Forward Industries' internal control over financial reporting.

Date: November 14, 2003

/s/Douglas W. Sabra
Douglas W. Sabra
Chief Financial Officer and Vice President
(Principal Financial and Accounting Officer)